EXHIBIT 10.02

                               GUARANTY OF PAYMENT
                               -------------------


     GUARANTY OF PAYMENT (this "Guaranty") dated as of December 31, 2007, by by Cargo Connection Logistics Corp., a Delaware corporation with its principal place of business located at 600 Bayview Avenue, Inwood, New York 11096 ("CCLC") and Cargo Connection Logistics-International, Inc., an Illinois corporation with its principal place of business located at 491 Supreme Drive, Bensenville, Illinois 60106 ("International", and individually and collectively with International, the "Guarantor") in favor of Emplify HR Services, Inc., a Florida corporation, with principal offices located at 400 NW 74th Avenue, Plantation, Florida 33317 (the "Lender").


                              W I T N E S S E T H:
                              - - - - - - - - - -


     WHEREAS, the Lender has made a loan (the "Loan") to Cargo Connection Logistics Holding, Inc., a Florida corporation (the "Borrower") in the principal amount of $800,000.00 evidenced by a promissory note of even date herewith issued by the Borrower to the Lender (the "Note");

     WHEREAS, the Guarantor will derive substantial benefit as a result of the accommodations to be granted by the Lender pursuant to the Note including, without limitation the benefit of the financial accommodations provided to the Borrower in connection therewith;

     WHEREAS, the Lender requires, as a condition to the execution by it of making the Loan, that the Guarantor execute and deliver this Guaranty; and

     WHEREAS, the Guarantor wishes to execute and deliver to the Lender this Guaranty, to induce the Lender to make the Loan.

     NOW, THEREFORE, in consideration of the foregoing and of the mutual agreements hereinafter set forth, the receipt and sufficiency of which are hereby acknowledged, the Guarantor hereby agrees with the Lender as follows:

     SECTION 1. Defined Terms.
                -------------

     The following terms when used herein shall have the following meanings when used herein:

     "Borrower" shall have the meaning set forth in the recitals.

     "Default Rate" shall have the meaning set forth in the Note.

     "Lender" shall have the meaning set forth in the recitals.

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     "Loan" shall have the meaning set forth in the recitals.

     "Loan Documents" means, collectively, the Note, the Security Agreement, and any and all other documents, affidavits and/or certificates evidencing, securing or executed in connection with the Loan, all as may be modified from time to time.

     "Note" shall have the meaning set forth in the recitals.

     "Obligations" shall have the meaning set forth in Section 2 hereof.

     "Security Agreement" means that certain Security Agreement dated the date hereof among the Borrower, the Guarantor and the Lender, to secure the Note, as the same may hereafter, from time to time, be amended, modified, extended, consolidated, increased, supplemented, spread or restated.

     SECTION 2. Guaranty.
                --------

     The Guarantor hereby irrevocably, absolutely and unconditionally guarantees the prompt payment by the Borrower, as and when due and payable (whether by scheduled maturity, acceleration, demand or otherwise), of the following (collectively, the "Obligations"):

     (a)  all principal payable under the Note; and

     (b) all interest, additional interest, fees, late charges, penalties, costs of collection or enforcement (including attorney's fees), if any, and other charges payable in respect of the Note and the Loan Documents; and

     Without limiting the generality of subparagraph (b) above, the Obligations shall include the payment of any and all interest due under the Loan Documents (including interest computed at any applicable default or post-maturity rate) including, without limitation, (i) any and all interest due after the occurrence of a default and the acceleration by the Lender of the principal balance of the Loan and the Note; (ii) any and all interest due after the stated maturity date of the Loan and the Note; and (iii) any and all interest due on the principal portion of any deficiency between the outstanding principal balance of the Loan and the Note and the amount realized in foreclosure (or deed in lieu thereof).

     SECTION 3. Guarantor's Obligations Unconditional.
                -------------------------------------

     (a) Guarantor hereby guarantees that the Obligations will be paid strictly in accordance with the terms of the Loan Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Lender with respect thereto. Subject to
Section 2 above, the Obligations of Guarantor hereunder shall be absolute and unconditional irrespective of: (i) the validity, regularity or enforceability of the Loan Documents or any other instrument or document executed or delivered in connection therewith; (ii) any alteration, amendment, modification, release, termination or cancellation of any Loan Document, or any change in the time, manner or place of payment of, or in any other term in respect of, all or any of the obligations of the Borrower contained in any of the Loan

Documents; (iii) any extension of the maturity of the Loan or Note or any waiver of, or consent to any departure from, any of the provisions of any Loan Document; (iv) any exchange, addition, subordination or release of, or non-perfection of any lien on or security interest in, any collateral; (v) any alteration, modification, amendment, release, termination or cancellation of, or waiver of or consent to any departure from, any other indemnity or guaranty given in connection with the Loan; (vi) any negligence by the Lender in the administration or enforcement of the Obligations or any delay in enforcing the Obligations or in realizing on any collateral for the Obligations or any extension in the maturity of the Loan or Note; (vii) the death, incompetence, disability, insolvency or bankruptcy of any Guarantor; (viii) any failure by the Lender to advise Guarantor of adverse changes in the financial condition of the Borrower, or any matters relating to the Loan; or (ix) any other circumstance which might otherwise constitute a defense (legal, equitable or otherwise) available to, or a discharge of, the Borrower or any other guarantor with respect to any or all of the Obligations of the Guarantor in respect hereof. The Guarantor agrees that any exculpatory language contained in any of the Loan Documents shall in no event apply to this Guaranty, and will not prevent the Lender from proceeding against Guarantor to enforce this Guaranty.

     (b) This Guaranty (i) is a continuing guaranty and shall remain in full force and effect until the satisfaction in full of all of the Obligations and the payment in full of all amounts, if any, which become payable pursuant to
Section 4 hereof; and (ii) notwithstanding clause (i) above, shall continue to be effective or shall be reinstated, as the case may be, if at any time any payment of any of the Obligations (to the extent payable in money) is rescinded or must otherwise be returned by the Lender to the Borrower or Guarantor or to any guarantor, trustee, receiver or other representative of any of them, upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise, all as though such payment had not been made.

     SECTION 4. Indemnity.
                ---------

     Without limiting the generality of Section 2 hereof, Guarantor shall indemnify, defend (with counsel acceptable to the Lender) and hold harmless the Lender from and against all damages, losses, liabilities, obligations, penalties, claims, demands, defenses, judgments, suits, proceedings, penalties, expenditures, costs, disbursements and expenses (including, without limitation, court costs and attorneys' and experts' fees and expenses) of any kind or nature whatsoever which may, at any time or from time to time, be imposed upon, incurred by or asserted or awarded against the Lender by reason of, or arising from or out of, the Lender's enforcement (or attempted enforcement) of this Guaranty or any of the other Loan Documents (except to the extent arising from Lenders own gross negligence or willful misconduct).

         SECTION 5.  Waiver.
                     ------

     Guarantor hereby waives (i) promptness and diligence; (ii) notice of acceptance and notice of the incurrence of any obligation by the Borrower; (iii) notice of any actions taken by the Lender, the Borrower or any interested party under any Loan Document or any other agreement or instrument relating thereto;
(iv) all other notices, demands and protests, and all other formalities of every kind in connection with the enforcement of the Obligations or of the obligations of Guarantor hereunder, the omission of or delay in which, but for the provisions of this Section 5, might constitute grounds for relieving Guarantor of Guarantor's obligations hereunder; (v) the right to a trial by jury of any dispute arising under, or relating to, this Guaranty or the Loan Documents; (vi) any right or claim of right to cause a marshaling of the Borrower's assets or to cause the Lender to proceed against any security for the Note before proceeding against Guarantor; and (vii) any requirement that the Lender protect, secure, perfect or insure any security interest or lien in or on any property subject thereto or exhaust any right or take any action against the Borrower or any other Person or any collateral as a precondition to the Lender's right to enforce this Guaranty in accordance with its terms. Without limiting the generality of the foregoing, Guarantor hereby waives any defense which may arise by reason of (A) the incapacity, lack of authority, death or disability of, or revocation hereof by, any person or entity, (B) the failure of the Lender to file or enforce any claim against the estate (in probate, bankruptcy or any other proceedings) of any person or entity, or (C) any defense based upon an election of remedies by the Lender. Until such date on which all of the Obligations and other obligations arising under this Guaranty, including, without limitation, the obligations arising under Section 4 hereof, have been satisfied in full.

     SECTION 6. Subrogation; Subordination.
                --------------------------

     Until such date on which all of the Obligations and other obligations arising under this Guaranty, including without limitation the obligations arising under Section 4 hereof, have been satisfied in full, the Guarantor shall not exercise any claim, right or remedy which Guarantor may now have or hereafter acquire against the Borrower that arises hereunder and/or from the performance by Guarantor, including, without limitation, any claim, remedy, or right of subrogation, reimbursement, exoneration, contribution, indemnification, or participation in any claim, right, or remedy of the Lender against the Borrower or in any security which the Lender now has or hereafter acquires, whether or not such claim, right, or remedy arises by contract, statute, under common law or otherwise.

     SECTION 7. Events of Default; Remedies.
                ---------------------------

     Each of the following events shall constitute an Event of Default under this Guaranty:

          (i) If any representation or warranty by Guarantor herein or in any writing furnished in connection with or pursuant to this Guaranty shall be false in any material respect on the date as of which made;

          (ii) If Guarantor defaults in the performance or observance of any agreement, covenant, term or condition contained in this Guaranty or in any of the Loan Documents;

          (iii) If Guarantor shall:

                (A) call a meeting of or make an assignment for the benefit of creditors,

                (B) file a petition in bankruptcy, or be adjudicated insolvent or bankrupt,

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

                (C) suffer an order for relief under any federal bankruptcy law, or petition or apply to any tribunal for the appointment of a receiver or a trustee for Guarantor or a substantial part of Guarantor's assets,

                (D)  commence    any    proceedings    under   any   bankruptcy,
reorganization, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, whether now or hereafter in effect,

                (E) have filed against Guarantor a petition, application or proceeding described above in subdivision (D) or such a petition, application or proceeding shall have been commenced against Guarantor, which remains undismissed or unstayed for a period of sixty (60) days or more,

                (F) by any act or omission indicate Guarantor's consent to, approval of or acquiescence in any petition, application or proceeding described above in subdivision (D) or in the appointment of a custodian, receiver or any trustee for it or any substantial part of any of Guarantor's property,

                (G) suffer any such custodianship, receivership or trusteeship to continue undischarged for a period of forty-five (45) days or more,

                (H) conceal, remove or permit to be concealed or removed, any part of Guarantor's property, with intent to hinder, delay or defraud its creditors or any of them,

                (I) make or suffer a transfer of any of its property which may be fraudulent under any bankruptcy, fraudulent conveyance or similar law,

                (J) make any transfer of Guarantor's property to or for the benefit of a creditor at a time when other creditors similarly situated have not been paid,

                (K) shall suffer or permit, while insolvent, any creditor to obtain a lien upon any of Guarantor's property through legal proceedings or distraint which is not vacated within forty-five (45) days from the date thereof,

                (L) generally not pay Guarantor's debts as such debts become due, or

                (M) there shall be an Event of Default under the Security agreement.

     Upon the occurrence of an Event of Default, the Lender, at its option, may declare all sums guaranteed hereunder to be and become forthwith due and payable under the terms of and with the effect provided in this Guaranty, regardless of whether (i) a default by the Borrower shall have occurred under any of the Loan Documents or (ii) the Lender shall have exercised any of its rights or remedies under any of the Loan Documents.

     SECTION 8. Representations and Warranties.
                ------------------------------

     Guarantor represents and warrants to the Lender as follows:

     (a)  The   execution,   delivery   and  performance by  Guarantor  of  this
Guaranty do not contravene any law or governmental rule, regulation or order applicable to Guarantor, and no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by Guarantor of this Guaranty.

     (b) The execution, delivery and performance by Guarantor of this Guaranty do not and will not (except to the extent such has been waived) contravene any contractual restriction which is binding upon or which affects Guarantor, and do not and will not result in or require the creation of any lien, security interest or other charge or encumbrance upon or with respect to any properties of Guarantor.

     (c) Guarantor (i) is a corporation duly organized, validly existing and in good standing under the laws of the state of its organization, (ii) has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted, (iii) has full corporate power and authority to execute and deliver this Guaranty and/or the Security Agreement, and (iv) is able to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby,

     (d) The execution and delivery of this Guaranty and/or the Security Agreement, and the performance by Guarantor of its obligations hereunder and thereunder, and the consummation of the transactions provided for herein and therein have been duly and validly authorized by all necessary corporate action on the part of Guarantor. This Guaranty and the Security Agreement have been duly executed and delivered, and constitute the valid and binding agreements of Guarantor, enforceable against Guarantor in accordance with their respective terms.

     (e) There is no action, suit or proceeding pending or, to the best of Guarantor's knowledge, threatened against or otherwise affecting Guarantor before any court, arbitrator or governmental departmental, commission, board, bureau, agency or instrumentality, which may materially adversely affect the financial condition of Guarantor or the ability of Guarantor to perform Guarantor's obligations under this Guaranty.

     (f) The Guarantor has reviewed and approved all the Loan Documents, including, without limitation, the Note, the Security Agreement, and all exhibits thereto.

     SECTION 9. Notices, Etc.
                ------------

     All notices, or other communications required or permitted hereunder shall be in writing and shall be personally delivered, delivered by nationally recognized overnight courier, mailed by registered or certified mail, postage prepaid, with return receipt requested, or by facsimile transmission electronically confirmed, and addressed as follows:

            If to Guarantor to:   Cargo Connection Logistics Corp.
                                  600 Bayview Avenue
                                  Inwood, New York 11096
                                  Attention: Scott Goodman
                                  Facsimile: (516) 239-2508

                                  and

                                  Cargo Connection Logistics-International, Inc. 600 Bayview Avenue
                                  Inwood, New York 11096
                                  Attention: Scott Goodman
                                  Facsimile: (516) 239-2508

            With a copy to:       Davidoff Malito & Hutcher LLP
                                  200 Garden City Plaza, Suite 315
                                  Garden City, New York 11530
                                  Attention: Neil M. Kaufman
                                  Facsimile: (516) 248-6422


            If to Lender to:      Emplify HR Services, Inc
                                  400 NW 74th Avenue
                                  Plantation, FL 33317
                                  Attention: Ivan Dobrin
                                  Facsimile: (954) 252-2434

or at such other address as such party shall have furnished to each of the other parties hereto in accordance with this paragraph 6(d), each such notice, demand, request or other communication being deemed given (i) on the date of such delivery by hand, (ii) on the first business day following the date of such delivery to the overnight delivery service or facsimile transmission, or (iii) three (3) business days following such mailing.

     SECTION 10.  Payments Free and Clear of Taxes, Etc.
                  -------------------------------------

     All payments by Guarantor under this Guaranty shall be made without set-off, counterclaim or other defense. All such payments shall be made free and clear of and without deduction for any present or future income, stamp or other taxes, levies, imposts, deductions, charges, fees, withholdings, liabilities, restrictions or conditions of any nature whatsoever now or hereafter imposed, levied, collected, assessed or withheld by any jurisdiction or by any political subdivision or taxing authority thereof or therein (whether pursuant to United States federal, state or local law or foreign law), and all interest, penalties or similar liabilities, excluding taxes on the Lender's overall net income (all such non-excluded taxes, levies, imposts, deductions, charges, fees withholdings, liabilities, restrictions and conditions hereinafter referred to as "Taxes"). In the event that any withholding or deduction from any payment to be made by Guarantor

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

hereunder is required in respect of any Taxes pursuant to any applicable law, rule, or regulation, then Guarantor will:

     (a) pay to the relevant authority the full amount required to be so withheld or deducted;

     (b)  promptly   forward  to  the  Lender  an  official   receipt  or  other
documentation satisfactory to the Lender evidencing such payment to such authority; and

     (c) pay to the Lender such additional amount as is necessary to ensure that the net amount actually received by the Lender after such withholding or deduction (including withholdings or deductions on amounts payable under this subsection (c) of this Section 10) will equal the full amount the Lender would have received had no such withholding or deduction been required. If Guarantor fails to perform its obligations under subsections (a) and (b) above, Guarantor shall indemnify, defend (with counsel acceptable to the Lender, such approval not to be withheld unreasonably) and hold harmless the Lender from and against any incremental taxes, interests or penalties that may become payable as a result to any such failure.

     SECTION 11. Miscellaneous.
                 -------------

     (a) Guarantor shall make any payment required to be made hereunder in lawful money of the United States of America and in same funds to the Lender at its address specified in Section 9 hereof.

     (b) In the event that any amount payable hereunder by Guarantor to the Lender is not paid when due, the Guarantor shall pay interest on such amount at an annual rate equal to the Default Rate set forth in the Note until such time as such amount, together with any accrued interest thereon, shall have been paid in full to the Lender.

     (c) No provision of this Guaranty may be waived, changed, amended, modified or discharged without an agreement in writing and signed by Guarantor and the Lender, and no waiver of, or consent to, any departure by Guarantor from any provision of this Guaranty shall be effective only if unless it is in writing and signed by the Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given and, notwithstanding anything contained to the contrary herein, all such waivers and modifications may be given or withheld in the sole judgment of the Lender. Guarantor hereby irrevocably waives any right to claim that any provision of this Guaranty, including the provisions set forth in this subsection, have been waived orally or by the acts or omissions of the Lender.

     (d) The Lender may take or release other security for the payment of the Loan, may release any party primarily or secondarily liable therefor and may apply any other security held by it to the reduction or satisfaction of the Loan without prejudice to any of its rights under this Guaranty.

     (e) No failure on the part of the Lender to exercise, and no delay in exercising, any right hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall

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

any single or partial exercise of any right preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of the Lender provided herein and in the Loan Documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law. The rights of the Lender under any Loan Document against any party thereto are not conditional or contingent on any attempt by the Lender to exercise any of its rights under any other Loan Document against such party or against any other person or entity or collateral.
     (f) Any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction or prohibited or unenforceable as to any person or entity shall, as to such jurisdiction or person or entity, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provisions in any other jurisdiction or as to any other person or entity.

     (g) This Guaranty shall (i) be binding upon Guarantor and Guarantor's successors and assigns, and (ii) inure, together with all rights and remedies of the Lender hereunder, to the benefit of the Lender and its successors, transferees and assigns. Without limiting the generality of clause (ii) of the immediately preceding sentence, the Lender may assign or otherwise transfer all or any portion of its rights and obligations under this Guaranty and any Loan Document, to any other person or entity, and such other person or entity shall thereupon become vested with all of the rights and obligations in respect thereof granted to the Lender herein or otherwise. None of the rights or obligations of Guarantor hereunder may be assigned or otherwise transferred without the prior written consent of the Lender.

     (h) Guarantor hereby irrevocably and unconditionally (i) submits for Guarantor and Guarantor's property in any legal action or proceeding relating to this Guaranty or any Loan Document to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Eastern District of New York, and appellate courts thereof, (ii) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court, including, without limitation, any objection that such action or proceeding was brought in an inconvenient court and agrees not be plead or claim the same, (iii) agrees not to commence any legal action or proceeding relating to this Guaranty in any jurisdiction other than those set forth in clause (i) above, (iv) agrees to service of any and all process in any such action or proceeding to the address set forth in Section 9 hereof, (v) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction and (vi) agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

     (i) The Guarantor hereby acknowledges that this Guaranty is an instrument for the payment of money only and hereby agrees that in any action brought by the Lender in order to enforce the terms of this Guaranty, the Lender may serve with the summons a notice of motion for summary judgment in lieu of a complaint in accordance with the provisions of Section 3213 of the New York Civil Practice Law and Rules.

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

     (j) The title of this document and the captions used herein are inserted only as a matter of convenience and for reference and shall in no way define, limit or describe the scope or the intent of this Guaranty or any of the provisions hereof.

     (k) If there is more than one signatory to this Guaranty, the obligations of the signatories shall be joint and several.

     (l) This Guaranty shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York applicable to contracts made and to be performed in the State of New York, without regard to its conflicts of laws principles.

     SECTION 12. Limitation on Liability.
                 ------------------------

     NO CLAIM MAY BE MADE BY ANY GUARANTOR AGAINST THE LENDER OR THE AFFILIATES, DIRECTORS, OFFICERS, EMPLOYEES, ATTORNEYS OR AGENTS OF THE LENDER FOR ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES OR, TO THE FULLEST EXTENT PERMITTED BY LAW, FOR ANY PUNITIVE DAMAGES IN RESPECT OF ANY CLAIM OR CAUSE OF ACTION (WHETHER BASED ON CONTRACT, TORT, STATUTORY LIABILITY, OR ANY OTHER GROUND) BASED ON, ARISING OUT OF OR RELATED TO THIS GUARANTY, THE OBLIGATIONS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR ANY ACT, OMISSION OR EVENT OCCURRING IN CONNECTION THEREWITH, AND EACH GUARANTOR HEREBY WAIVES, RELEASES AND AGREES NEVER TO SUE UPON ANY CLAIM FOR ANY SUCH DAMAGES, WHETHER SUCH CLAIM NOW EXISTS OR HEREAFTER ARISES AND WHETHER OR NOT IT IS NOW KNOWN OR SUSPECTED TO EXIST IN ITS FAVOR.

     IN WITNESS WHEREOF, each Guarantor has duly executed this Guaranty as of the date first written above.

                                  CARGO CONNECTION LOGISTICS CORP.



                                  By:   /s/ Jesse Dobrinsky
                                     ---------------------------------------
                                        Name:  Jesse Dobrinsky
                                        Title: President


                                  CARGO CONNECTION LOGISTICS-INTERNATIONAL, INC.



                                  By:   /s/ Jesse Dobrinsky
                                      --------------------------------------
                                         Name:  Jesse Dobrinsky
                                         Title: CEO

STATE OF NEW YORK )
                  ) ss.:
COUNTY OF Nassau  )


        On the 31 day of December in the year 2007, before me, the undersigned, a Notary Public in and for said State, personally appeared Jesse Dobrinsky , personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacit(y/ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person(s) upon behalf of which the individual(s) acted, executed the instrument.



                                                /s/ Jamee Demerce
                                          ---------------------------
                                                Notary Public

                                          ID# 01DE5099299
                                          Expires  )  4/18/2008